SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest reported): March 6, 2006

CONNECTED MEDIA TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-18689	06-1238435
(Commission File Number)	(IRS Employer Identification No.)

950 South Pine Island Road

Suite A150-1094

Plantation, Florida 33324

(Address of Principal Executive Offices)(Zip Code)

(954) 727-8218

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

=====================================================================

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On January 10, 2006, Michael Moore resigned from his position as a member of the Board of Directors of the Company. Such resignation was not due to any disagreements with the Company on any matter relating to the Company’s operations, policies or practice. On March 6, 2006, Rafael J. Diaz-Balart was appointed to the Board of Directors of the Company to fill the vacancy created by the resignation of Michael Moore.

Rafael J. Diaz-Balart

Mr. Rafael Diaz-Balart is CEO and Founder of Vestec International Corporation. Since 1993, Vestec has specialized in international investment banking and international business consulting.

Mr. Diaz-Balart has over twenty-five years experience in international finance and asset management. Prior to forming Vestec, Mr. Diaz-Balart served in executive capacities with IBJ Schroder International Bank, Paine Webber, Barnett Bank and the National Bank of Washington, D.C. Mr. Diaz-Balart also has served as Consultant to the Office of the Special Advisor to the President of Venezuela. During his tenure at the National Bank of Washington, Mr. Diaz-Balart served, inter-alia, as liaison to Eximbank, World Bank and Inter-American Development Bank. In partnership with the principals of the Brazilian financial group—Banco Paulista/Socopa, Mr. Diaz-Balart founded InterTrust Bank Limited (Bahamas). He also advised in the creation of The Florida Special Opportunity Fund, an off-shore investment vehicle for U.S. based commercial real estate transactions, administered by The Allen Morris Company. Mr. Diaz-Balart is presently Senior Advisor for Credit Lyonnais--Private Banking International. Mr. Diaz-Balart holds a Bachelors of Arts (Government) degree from Cornell University (Ithaca, New York) and a Masters of Business Administration from The American University, (Washington, D.C.).

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

NA

(b) Pro Forma Financial Information.

NA

(c) Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTED MEDIA TECHNOLOGIES, INC.

By: /s/ JEFFREY SASS
Jeffrey Sass
Chief Executive Officer
and President

Dated: March 9, 2006